EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 12, 2002 relating to the consolidated financial statements of Reality Wireless Networks, Inc. (formerly Dicom Imaging Systems, Inc.) as of December 31, 2001 and for the year then ended.

                                            MALONE & BAILEY, PLLC

                                            /s/ Malone & Bailey, PLLC